EXHIBIT 23

Bedinger  &  Company
1850 Mt. Diablo, Blvd., Suite 610
Walnut  Creek,  California


March  14,  2001


         CONSENT  OF  INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS

We hereby consent to use in this form 10-KSB of our report dated January 24, 2001 relating to the financial statements of DDR Systems, Inc. for the year ended and period ended December 31, 2000 and 1999 respectively.



                                         /s/  Bedinger & Company

                                         Bedinger  &  Company
                                         Certified Public Accounts
                                         Walnut Creek, California


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